ALAN FINKELSTEIN

                         11601 Wilshire Blvd. Suite 2150

                              Los Angeles, CA 90025

                                                               October ___, 2005

To: Subscribers

            Re:  Lock-up Letter

Subscribers:

            Reference is made to the Subscription Application & Agreement, dated October __ , 2005 (the "Purchase Agreement"), among Innovative Card Technologies, Inc. (the "Company") and the purchasers signatory thereto (the "Subscribers"). Capitalized terms used herein but not otherwise defined shall have the meaning ascribed to them in the Purchase Agreement.

            In order to induce the Subscribers to enter into the Purchaser Agreement, from the date hereof until the one year anniversary following the Effective Date of the Registration Statement, the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the Commission promulgated thereunder (each, a "Transfer") with respect to, any shares of Common Stock beneficially owned or held by the undersigned. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company will impose irrevocable stop-transfer instructions preventing the transfer agent from effecting any actions in violation of this agreement.

            Notwithstanding the foregoing, following the Effective Date, in the event that the undersigned is no longer an officer or director of the Company (the date on which such person is no longer an officer or director the "Trigger Date"), and beneficially owns less than 500,000 shares of Common Stock on the Trigger Date, then the undersigned shall be permitted to make Transfers of the shares of the Company's Common Stock held by the undersigned on a quarterly basis, beginning on the calendar quarter following the later of (i) the 3 month anniversary of the Trigger Date and (ii) the date the undersigned is no longer subject to the requirements of Section 16 of the Exchange Act, in an amount equal to 25% of the aggregate number of shares of Common Stock owned by the undersigned as of the Trigger Date (the undersigned acknowledges and agrees that the foregoing limits on Transfers are noncumulative and may not be carried over from quarter to quarter). All share amounts shall be subject to adjustment for reverse and forward stock splits, stock dividends, recapitalizations and the like.

            The undersigned acknowledges that the execution, delivery and performance of this letter agreement is a material inducement to the Subscribers to complete the transaction contemplated by the Purchase Agreement and that the Subscribers (which shall be third party beneficiaries of this letter agreement) and the Company shall be entitled to specific performance of my obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this letter agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Purchase Agreement.

            This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company, T.R. Winston & Company, LLC, and the undersigned. This letter agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws. The undersigned hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The undersigned agrees and understands that this letter does not intend to create any relationship between the undersigned and the Subscribers and that the Subsribers are not entitled to cast any votes on the matters herein contemplated and that no issuance or sale of the Securities is created or intended by virtue of this letter.

            This letter agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

_________________________
Signature

__________________________
Alan Finkelstein

__________________________
Chief Executive Officer and Chairman of the Board of Directors

_______________________________
Number of shares of Common Stock

_____________________________________________________________________________
Number of shares of Common Stock underlying subject to warrants, options, debentures or other convertible securities

            By signing below, the Company agrees to enforce the restrictions on transfer set forth in this letter agreement.

                                    INNOVATIVE CARD TECHNOLGIES, INC.

                                    By: _____________________________________
                                         Name:
                                         Title:


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